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                           REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated May 10, 1999, is made and entered into by and among Communication Telesystems International d.b.a. WorldxChange Communications, a California corporation (the "COMPANY"), and Gold & Appel Transfer S.A. ("GOLD").

                                      RECITALS

          WHEREAS, the Company and Gold are parties to that certain Stock Purchase Agreement, dated May 10, 1999, (the "PURCHASE AGREEMENT"), which provides for Gold's purchase from the Company of an aggregate of 2,727,270 shares of the Common Stock of the Company (with 909,090 of such shares (the "INITIAL SHARES") to be purchased at the Initial Closing (as defined in the Purchase Agreement), 909,090 of such shares (the "SECOND CLOSING SHARES") to be purchased at the Second Closing (as defined in the Purchase Agreement) and 909,090 of such shares (the "THIRD CLOSING SHARES") to be purchased at the Third Closing (as defined in the Purchase Agreement)); and

          WHEREAS, in order to induce Gold to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement with respect to the "REGISTRABLE SECURITIES" (as such term is defined in Section 1).

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

          1.  DEFINITIONS.  FOR PURPOSES OF THIS AGREEMENT:

               (a) the term "BONA FIDE PUBLIC OFFERING" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 ACT"), covering the offer and sale of Common Stock of the Company in which aggregate proceeds to the Company and the selling shareholders exceed $25,000,000;

               (b) the term "COMMON STOCK" means the Company's authorized voting common stock, no par value, and any class of securities issued in exchange for the Common Stock or into which the Common Stock is converted;

               (c) the term "HOLDER" means Gold or any permitted transferee of Registrable Securities pursuant to the Purchase Agreement in accordance with Section 10 hereof;

               (d) the term "INITIATING HOLDERS" means the Holders of 30% or more of the Registrable Securities then outstanding;
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               (e)  the term "ORIGINAL REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement effective as of September 29, 1998 by and among the Company, Gold and the other investors named therein.

               (f) the terms "REGISTRABLE SECURITIES" means: (i) if acquired by Gold pursuant to the Purchase Agreement, the Initial Shares (as may be adjusted); (ii) if acquired by Gold pursuant to the Purchase Agreement, the Second Closing Shares (as may be adjusted); (iii) if acquired by Gold pursuant to the Purchase Agreement, the Third Closing Shares (as may be adjusted) and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Initial Shares, Second Closing Shares and/or Third Closing Shares;

               (g) the term "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountants' fees and expenses and blue sky fees and expenses.

               (h) the term "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission;

               (i) the term "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, the fees and disbursements of any counsel engaged by the Holders and any other expenses incurred by the Holders in connection with the registration and sale of the Registrable Securities;

               (j) the number of shares of Registrable Securities "THEN OUTSTANDING" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock which upon issuance of then exercisable or convertible securities will be, Registrable Securities; and

               (k) the term "THIRD PARTY HOLDER" means (A) any person other than a Holder with registration rights with respect to securities of the Company and (B) Gold (or any permitted transferee of Gold) with respect to securities of the Company as to which Gold (or any such transferee of Gold) has registration rights pursuant to the Original Registration Rights Agreement.

          2.  DEMAND REGISTRATION RIGHTS.

               (a) If the Company shall receive, at any time during the one-year period commencing three years after the date of this Agreement (and in such additional years as may be required by Section 2(d)), a written request from the


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     Initiating Holders with respect to the Registrable Securities that the
     Company file a registration statement under the 1933 Act covering the registration of Registrable Securities having an estimated aggregate initial public offering price of not less than $5,000,000, provided that a Bona Fide Public Offering has not been commenced by the Company, the Company shall promptly give written notice of such request to all Holders and shall use reasonable efforts to effect the registration under the 1933 Act of all such Registrable Securities which the Initiating Holders request to be registered, together with all of the Registrable Securities of any other Holder or Holders who so request by notice to the Company which is given within 10 days after receipt of the notice from the Company described above. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable efforts to file a registration statement shall be deferred for a period not to exceed 90 days (provided, however, that the Company may make only one such deferral with respect to each demand registration). Securities of the Company to be sold by the Company or by a Third Party Holder may be included in such registration statement, subject to the provisions of Section 2(c) below.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, by the underwriter, by the Company, and by such Holder) to the extent provided herein.

               (c) All Holders and Third Party Holders proposing to distribute their securities through such underwriting (together with the Company as provided in Section 4(e)) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, or if no underwriter is selected by the Company, by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provisions of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting by the Holders shall be allocated among all Holders thereof, all Third Party Holders, and the Company, pro rata based on the number of shares for which registration was requested. No Registrable Securities excluded from the underwriting by reason of the marketing limitation shall be included in such


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     registration.  If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and, unless otherwise provided, the Initiating Holders.

               (d) The Company is obligated to effect only one demand registration for the Holders pursuant to this Section 2; provided, however, that if any Registrable Securities of a Holder requested to be registered (regardless of whether a Holder withdraws such Registrable Securities pursuant to Section 2(c) or Section 6) are excluded by the underwriter in a demand registration pursuant to Section 2(c) or in a "piggyback" registration pursuant to Section 6 (which excluded Registrable Securities are referred to herein as the "EXCLUDED SECURITIES"), then the Company, upon the demand of the Initiating Holders three or more years after the date of this Agreement, shall be obligated to effect one additional demand registration under this Section 2 each year with respect to the Excluded Securities or such Holder, until such time as (i) such Holder may freely (except as may be restricted by Rule 144 under the 1933 Act) sell all of the Excluded Securities without registration under the 1933 Act within the then following six months and (ii) the Excluded Securities are listed on a securities exchange or qualified for trading on an over-the-counter system selected by the Company.

               (e) The demand registration rights provided by the Company to any Holder pursuant to Section 2 of this Agreement shall immediately terminate upon the closing of a Bona Fide Public Offering by the Company.

               (f) A registration requested pursuant to this Section 2 shall not be deemed to have been effected (a) unless a registration statement with respect thereto has become effective or (b) if after it has become effective, the effectiveness of such registration statement is terminated or suspended by a stop order, injunction or other order of the Securities and Exchange Commission ("SEC") or other governmental agency or court, unless such order, injunction or other order is lifted or stayed within 30 days of the issuance of such stop order, injunction or other order. The Company shall use its reasonable best efforts to keep such registration statement effective for up to 60 days after such registration statement has become effective.

          3.   PIGGY-BACK REGISTRATION RIGHTS.    If at any time the Company
proposes to register (including for this purpose a registration effected by the Company for shareholder other than the Holders) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration form relating to: (a) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (b) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (c) a registration of securities proposed to be issued in exchange for other securities of the Company), the Company shall, each such time, promptly give


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each Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of any Holder given within 30 days after receipt of such written notice from the Company in accordance with Section 14, the Company shall (subject to the provisions of Section 6 in the case of an underwritten offering) cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, in the event and to the extent such a Holder may freely (except as may be restricted by Rule 144 under the 1933
Act) sell all of its Registrable Securities without registration under the 1933 Act and the person acquiring the securities does not acquire "restricted securities" within the meaning of Rule 144, the Company may elect not to register such Registrable Securities.

          4. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be necessary for the distribution of the securities covered by the registration statement and such jurisdictions as the Holders participating in the offering shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction;


                                         5

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               (e)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with commercially reasonable and customary terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

               (f) Use its reasonable best efforts to cause all such Registrable Securities to be listed on a securities exchange or to qualify such Registrable Securities for trading on an over-the-counter system selected by the Company;

               (g) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

               (h) In the event of any underwritten public offering, make available for inspection, at reasonable times during normal business hours, by any underwriter participating in such public offering and any attorney, accountant or other agent retained by such underwriter, such financial and other records, pertinent corporate documents and properties of the Company as may be reasonably requested by such underwriter, and cause the Company's officers, directors, employees and independent accountants to supply such information as may be reasonably requested by any such underwriter, attorney, accountant or agent in connection with such public offering (provided, however, that such inspection and supplying of records and documents shall be subject to the execution by each requesting party of a confidentiality and non-disclosure agreement in a form reasonably acceptable to the Company);

               (i) Permit any Holder participating in such registration, which Holder, in such Holder's reasonable judgement, might be deemed to be an underwriter or controlling person of the Company, to participate in the preparation of the registration statement in connection with such registration and to propose the insertion therein of material which in the reasonable judgment of such Holder and its counsel should be included;

               (j) In connection with underwritten offerings, make available appropriate management personnel for participation in the preparation and drafting of such registration or comparable statement, for due diligence meetings and for "road show" meetings;

               (k) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order, provided that in the Company's opinion, in consultation with its counsel, there is a good faith argument for the removal of such order;


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               (l)  Obtain a cold comfort letter from the Company's independent public accountants addressed to the selling Holders of Registrable Securities in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request; and

               (m) Furnish, at the request of Holders of a majority of the Registrable Securities participating in the registration, to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriters, if any) of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Holder covering substantially the same matters with respect to such registration (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel to underwriters in underwritten public offerings.

          5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

          6. UNDERWRITING REQUIREMENTS. The right of any Holder to "piggyback" in an underwritten public offering of the Company's securities pursuant to
Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 3 and this Section 6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (a) if such registration is the first registered offering of the Company's securities to the public, the underwriter may exclude some or all of the Registrable Securities from such registration and underwriting, provided that the Holders are allowed to participate in the offering in the same proportion (based on the total number of securities requested to be registered) as any other shareholder of the Company participating in the offering, and (b) if such registration is other than the first registered offering of the Company's securities to the public, the underwriter may exclude some or all Registrable Securities from such registration and underwriting, provided that all of the shares requested to be registered by shareholders other than Holders and Third Party Holders shall first be excluded and thereafter, only to the extent deemed necessary by the underwriter, shares requested to be registered by Holders and Third Party Holders shall be reduced pro rata based on the number of securities respectively requested by them to


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be registered.  Any reduction in the number of Registrable Securities included in such registration shall be borne equally by the Holders and any Third Party Holders as a group pro rata based on the number of shares for which registration was requested. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Third Party Holders "piggybacking" on a demand registration demanded by the Initiating Holders under
Section 2 above shall be subject to the same conditions, requirements and limitations that are applicable to a Holder under this Section 6 in the event of an underwritten public offering.

          7. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

          8. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          9. INDEMNIFICATION. IF any Registrable Securities are included in a registration statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or

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     action to the extent that it arises from or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, any other Holding selling securities in such registration statement or any of its directors or officers or any person who controls such Holder against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or underwriter or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director or controlling person in connection with investigation or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
     Section 9 shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

               (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
     Section 9 is applicable but for any reason is held to be unavailable from the Company or any Holder, the Company and the Holders participating in the registration shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the participating Holders may be subject in such proportion so that the participating Holders are responsible for that portion of the foregoing amount represented by the ratio of the proceeds received by the participating Holders in the offering to the total proceeds received from the offering by the Company and all selling shareholders (other than participating Holders) and the Company shall be responsible for the portion represented by the ratio of proceeds received by the Company to the total proceeds received by the Company and all selling shareholders (other than participating Holders); provided, however, that such portions shall be adjusted as may be just and equitable to take into account the relative fault of the participating Holders and the Company; provided further, however, that no person guilty of fraudulent

                                         9

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     misrepresentation (within the meaning of Section 11(f) of the 1933 Act)
     shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls the Company or any Holder within the meaning of the 1933 Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company.

               (d) No settlement shall be effected without the prior written consent of the Holders participating in a registration unless (i) the obligations of the Company for indemnification or contribution pursuant to this Agreement survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders or (ii) all claims and actions against the participating Holders and each person who controls a participating holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the participating Holders and each such control person, which release shall be to the reasonable satisfaction of the participating Holders.

               (e)  Promptly after receipt by an indemnified party under this
     Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

                    (f) The obligations of the Company and the Holders under this Section 9 shall survive through the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement.

          10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights of a Holder under this Agreement may be assigned by a Holder only to a permitted transferee of such securities pursuant to Section 6.3 of the Purchase Agreement, provided the Company is, within a


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reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned; provided, however, that no such assignment shall be effective if, immediately following the transfer, the transferee is free to dispose of all of such securities without regard to any restrictions imposed under the 1933 Act.

          11. SUBSEQUENT REGISTRATION RIGHTS. The Company may grant registration rights to parties other than the Holders; provided, however, that in the event the Company shall grant any person registration rights containing terms more favorable than the terms granted herein, the more favorable terms shall automatically be deemed granted to the Holders and incorporated herein by reference. Prior to the date of this Agreement, the Company has not granted registration rights to any other person that are still in effect and that are on terms more favorable than the terms granted herein.

          12. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during a period deemed by the underwriter to be necessary or appropriate following the effective date of a registration statement of the Company filed under the 1933 Act, provided that Roger B. Abbott, Rosalind Abbott and Edward S. Soren are subject to such an agreement for the same period. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the share or securities of every other person subject to the foregoing restriction) until the end of such period.

          13. AMENDMENT AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          14. NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or a Holder at his, her or its address on the signature pages hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a

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

different person to which such notices or demands are thereafter to be addressed or delivered.

          15. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

          16. CAPTIONS. Captions are provided herein for convenience only and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

          17. CROSS-REFERENCES. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement.

          18. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California. In the event a judicial or other proceeding is necessary to resolve any dispute hereunder, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of San Diego, State of California, or the federal district court for the district of California associated with such county and all related appellate courts and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in such county.

          19. SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          20. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commitments and practices between the parties, including all prior agreements with respect to registration rights.

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

          21. CONSIDERATION FOR APPROVALS OR WAIVERS. No consideration shall be paid to any Holder to obtain such Holder's approval for or waiver of any amendment of this Agreement or any matter requiring the approval or consent of the Holders hereunder unless such consideration is also offered to all Holders, pro rata based upon the number of Registrable Securities held by the Holders.

          22. REMEDIES. Subject to Section 8 (Delay of Registration), each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.




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

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.

                              THE COMPANY:

                              Communication Telesystems International
                              d.b.a. WorldxChange Communications,
                              a California corporation


                              By:    /s/ Roger B. Abbott
                                 --------------------------------

                              Title:    CEO
                                    -----------------------------

                              Address:  9999 Willow Creek Road
                                        San Diego, California 92131
                                        Attn:  Legal Department
                                        Fax:  (619) 452-3780



GOLD:

GOLD & APPEL TRANSFER S.A.,
a British Virgin Islands corporation


By:  /s/ [ILLEGIBLE]
   --------------------------------

Title:  Power of Attorney in Fact
      -----------------------------

Address:
        ---------------------------


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